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                                                                 EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 Amendment No. 1 of BioTransplant Incorporated of our report dated March 7, 2001 relating to the financial statements of Eligix, Inc., which appears in the Current Report on Form 8-K/A of BioTransplant Incorporated dated May 15, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
July 20, 2001